SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  FEBRUARY 28, 1998

                          WATSON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            NEVADA                   0-20045                    95-3872914
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(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)              File number)            Identification No.)

311 BONNIE CIRCLE
CORONA, CA                                             91720
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (909) 270-1400


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                    Former name or former address, if changed since last report


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ITEM 2.           Acquisition or Disposition of Assets.

On February 27, 1998, Watson Pharmaceuticals, Inc. (the "Registrant") and Hoechst Marion Roussel ("HMR") finalized an agreement under which the Registrant acquired all of the outstanding stock of The Rugby Group, Inc. ("Rugby"), HMR's U.S. off-patent drug subsidiary. The transaction also included terms whereby HMR will manufacture certain off-patent products for the Registrant. The acquisition was accounted for as a purchase, and the results of Rugby from the date of acquisition forward will be recorded in the Registrants consolidated financial statements. Immediately after the acquisition, Rugby became a wholly owned subsidiary of the Registrant.

The consideration paid by the Registrant in connection with the acquisition consisted of an initial cash payment of $67.5 million, future royalty payments on sales of certain Rugby products and a contingent upside-sharing payment based on future operating results. The initial cash payment was made from cash on hand. The Registrant expects to make future contingent payments from a combination of cash on hand and future operating cash flows. The Registrant acquired Rugby and its subsidiaries, including Chelsea Laboratories, Rugby's product development group. Major assets obtained in the acquisition include Rugby's approximately 35 owned products, licenses of several HMR generic products, and sales and marketing capabilities for pharmaceutical products.

The material agreements entered into by the Registrant in connection with this transaction were filed as Exhibits 10.27, 10.27(a), 10.27(b), 10.28 and 10.29 to the Registrant's 1997 Annual Report on Form 10-K on March 16, 1998. A copy of the joint press release of the Registrant and HMR, dated March 2, 1998 is attached hereto as Exhibit 99.1.

ITEM 7.  Exhibits.

(c)                      Exhibits

     10.1 Stock Purchase Agreement among the Registrant, Hoechst, Marion Roussel, Inc. and Marisub, Inc. dated August 25, 1997, filed as
            Exhibit 10.27 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and hereby incorporated by reference.

     10.2 Amendment to Stock Purchase Agreement among the Registrant, Hoechst, Marion Roussel, Inc. and Marisub, Inc. dated November 26, 1997, filed as Exhibit 10.27(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and hereby incorporated by reference.

     10.3 Second Amendment to Stock Purchase Agreement by and among the Registrant, Hoechst, Marion Roussel, Inc. and Marisub, Inc. dated February 27, 1998, filed as Exhibit 10.27(b) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and hereby incorporated by reference.

                                       2

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     10.4   Supply and License Agreement by and between Hoechst, Marion Roussel,
            Inc. and The Rugby Group, Inc. dated February 27, 1998, filed as
            Exhibit 10.28 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and hereby incorporated by reference.

     10.5 Contract Manufacturing Agreement by and between Hoechst, Marion Roussel, Inc. and The Rugby Group, Inc. dated February 27, 1998, filed as Exhibit 10.29 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and hereby incorporated by reference.

     99.1 Joint Press Release of Watson Pharmaceuticals, Inc. and Hoechst Marion Roussel relating to the acquisition by the Registrant of all outstanding stock of The Rugby Group, Inc.

                                       3

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 16, 1998               WATSON PHARMACEUTICALS, INC.

                                    By: /s/ ALLEN CHAO
                                        -----------------------
                                        Name: Allen Chao, Ph.D
                                        Title: Chairman and Chief Executive
                                               Officer


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                          WATSON PHARMACEUTICALS, INC.
                                  EXHIBIT INDEX
                                    FORM 8-K

EXHIBIT
NUMBER       DESCRIPTION OF DOCUMENT                                       PAGE
------       -----------------------                                       ----
99.1         Joint Press Release of Watson Pharmaceuticals, Inc. and
             Hoechst Marion Roussel relating to the acquisition by Watson of all outstanding stock of The Rugby Group, Inc.